UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2008

CIT FUNDING COMPANY, LLC
 (Exact name of depositor as specified in its charter)
Commission File Number: 000-30501

Delaware	22-3634034

(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey	07039

(Address of principal executive offices)	(Zip Code)

Depositor’s telephone number, including area code (973) 740-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Solicitation material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.24d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01	Other.

                         CIT Funding Company, LLC has registered $4,000,000,000 in receivable-backed notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (File No. 333-122288).

                         This Current Report on Form 8-K is being filed to satisfy an undertaking to file a copy of a Form T-1, a statement of eligibility under the Trust Indenture Act of 1939 of a corporation designated to act as trustee, executed in connection with the issuance and the sale of certain receivable-backed notes.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

                 The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.	Description

25.1	Statement of eligibility of trustee

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT Funding Company, LLC

(Depositor)

Date: May 7, 2008	By:	/s/ Usama Ashraf

	Name:	Usama Ashraf
	Title:	Senior Vice President and Assistant Treasurer